UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.        )

Filed by the Registrant        ☑

Filed by a Party other than the Registrant       ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Legacy Reserves LP
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following letter is being sent to certain unitholders via mail and email. The following letter is also being made available on the Registrant’s website at http://www.legacylp.com/pleasevote/ in connection with the Registrant’s 2015 Annual Meeting of Unitholders.

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303 W. Wall, Suite 1800
Midland, Texas 79701

IMPORTANT REMINDER: WE NEED YOUR VOTE

May 4, 2015

To Select Limited Partners Who Have Not Voted:

By now, you should have received your proxy statement and proxy card for the 2015 Annual Meeting of Unitholders of Legacy Reserves LP to be held on May 13, 2015 commencing at 10:30 a.m. local time at the Midland Petroleum Club located at 501 W. Wall, Midland, Texas 79701. According to our current records, your units have not yet been voted. Your vote is important to us and our business.

The board of directors of our general partner (the “Board”) has called this Annual Meeting for you to consider and act upon, among other matters, the approval of an amendment to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan (the “LTIP”) (providing for an increase in the number of units available for issuance thereunder).

The Board unanimously recommends that you approve the amendment to the LTIP.

The LTIP was originally adopted almost a decade ago with 2,000,000 units to be issued in connection with grants of equity-based awards. As of March 1, 2015, only 106,773 of those units remained available for future awards under the LTIP. The Board believes that increasing the total number of units available for awards under the LTIP is necessary to ensure that a sufficient and reasonable number of units will be available to fund our compensation programs to: (i) aid in the attraction and retention of key employees who are important to our success; (ii) motivate employee and director contributions through equity ownership; (iii) align potential increases in compensation to our financial results that generally drive the value of our units; and (iv) pay our directors. The increase in the number of units available under the LTIP will allow for long-term compensation awards to our employees and directors, consistent with our prior practices.

If the total number of units available for awards under the LTIP is not increased, the Board believes this may have a detrimental impact on our ability to attract and retain employees who are essential to our continuing success. The Board believes the approval of the amendment to the LTIP represents a fair and reasonable approach to the important issue of employee compensation.

Your vote is important to us and our business. Given the compressed timeframe of this follow-up request, we ask that you vote on the internet or by telephone as instructed in the proxy statement or on the enclosed proxy card. If necessary, you may vote the physical proxy card and return it in the prepaid envelope. If you have questions about the voting process, please do not hesitate to contact us at 432-689-5200.

The Notice of the 2015 Annual Meeting of Unitholders and proxy statement are available at http://ir.legacylp.com/proxy.cfm and our Annual Report on Form 10-K for the year ended December 31, 2014 is available at http://ir.legacylp.com/annuals.cfm.

Sincerely,

Cary D. Brown
Chairman of the Board
Legacy Reserves GP, LLC, general partner of
Legacy Reserves LP

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 12, 2015.
Vote by Internet
●	Go to www.investorvote.com/LGCY
●	Or scan the QR code with your smartphone
●	Follow the steps outlined on the secure website

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

To vote FOR all of the Board of Directors' recommendations, do not check any of the boxes, date and sign below and return the form in the postage paid envelope.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.

1.	Nominees to serve a one-year term:
		For	Withhold		For	Withhold		For	Withhold

	01 – Cary D. Brown	☐	☐	02 – Kyle A. McGraw	☐	☐	03 – Dale A. Brown	☐	☐

	04 – G. Larry Lawrence	☐	☐	05 – William D. Sullivan	☐	☐	06 – William R. Granberry	☐	☐

	07 – Kyle D. Vann	☐	☐	08 – Paul T. Horne	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approval of the amendment to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan.	☐	☐	☐	3.	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If no box is checked with respect to Proposal 1, Proposal 2 or Proposal 3, your signature below authorizes the proxies to vote "FOR" the Board of Directors' recommendations for that proposal as indicated on the reverse side of this proxy card.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

0204NB

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — Legacy Reserves LP

303 W. Wall, Suite 1800
Midland, Texas 79701

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF LEGACY RESERVES GP, LLC FOR THE ANNUAL MEETING OF UNITHOLDERS OF LEGACY RESERVES LP TO BE HELD ON MAY 13, 2015.

The undersigned hereby appoints Micah C. Foster and James Daniel Westcott, each of them, any one of whom may act without joinder of the other, with full power of substitution, resubstitution and ratification, attorneys and proxies of the undersigned to vote all units representing limited partnership interests of Legacy Reserves LP which the undersigned is entitled to vote at the annual meeting of unitholders to be held at the Midland Petroleum Club located at 501 W. Wall, Midland, Texas 79701 on Wednesday, May 13, 2015 at 10:30 a.m., local time, and at any adjournment or postponement thereof, in the manner stated herein as to the matters set forth in the Notice of Annual Meeting and Proxy Statement, and in their discretion on any other matter that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN ITEM 1, FOR THE AMENDMENT TO THE AMENDED AND RESTATED LEGACY RESERVES LP LONG-TERM INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF OUR SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND, IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS OF LEGACY RESERVES GP, LLC RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, A VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED LEGACY RESERVES LP LONG-TERM INCENTIVE PLAN AND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF OUR SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF UNITHOLDERS, THE 2014 ANNUAL REPORT AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.

(To be Voted and Signed on Reverse Side)